                                                                    EXHIBIT 10.1

                                AMENDMENT NO. 3
                                      TO
                        MULTICURRENCY CREDIT AGREEMENT


     THIS AMENDMENT NO. 3, DATED AS OF MARCH 4, 1998, TO MULTICURRENCY CREDIT AGREEMENT, DATED AS OF JUNE 14, 1996, AS AMENDED (this "Amendment"), among Sola
                                                        ---------
International, Inc., a Delaware corporation (the "Company"), Sola IFSC, an Irish
                                                  -------
unlimited liability company, Sola International Holdings Ltd. (ACN007719708), a South Australian corporation, Sola Optical Holdings (U.K.) Limited, an English corporation, Sola Optical S.A., a French corporation, Sola Optical GmbH, a German Corporation, Sola Hong Kong Limited, a Hong Kong corporation, Sola ADC Lenses Limited, an Irish corporation, Sola Optical Italia S.p.A., an Italian corporation, Sola Optical Japan Limited, a Japanese corporation, Sola Optical Singapore Pte. Ltd., a Singapore corporation, America Optical Company International AG, a Switzerland corporation (the Company and such other Persons (such capitalized term and all other capitalized terms used herein without being defined shall have the meanings provided for in the Existing Credit Agreement (as defined below)), are each referred to as a "Tranche A Revolving Borrower"
                                                ----------------------------
and collectively as the "Tranche A Revolving Borrowers", the several financial
                         -----------------------------
institutions from time to time party to the Amended Credit Agreement (as defined below), including in their capacity as co-agents (collectively, the "Banks" and
                                                                     -----
individually a "Bank"), and  Bank of America National Trust and Savings
                ----
Association, as agent (in such capacity, the "Agent") for the Banks.
                                              -----

                                    RECITALS
                                    --------

          A. The Company, the Tranche A Revolving Borrowers, American Optical Lens Company, a Delaware corporation (the "Released Subsidiary Guarantor"), the
                                           -----------------------------
Banks, the Co-Agents and the Agent are parties to a Multicurrency Credit Agreement, dated as of June 14, 1996, as amended by Amendment No. 1, dated as of March 31, 1997, and as further amended by Amendment No. 2, dated as of November 5, 1997 (as so amended, the "Existing Credit Agreement").
                             -------------------------


          B. The Company, the Tranche A Revolving Borrowers and the Released Subsidiary Guarantor have requested that the Banks amend the Existing Credit Agreement and release the Released Subsidiary Guarantor from its obligations thereunder, each as herein provided.

          C. The Banks are willing to amend the Existing Credit Agreement and release the Released Subsidiary Guarantor from its obligations thereunder, subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.    Amendments to Credit Agreement.  Effective on (and subject to the
           ------------------------------
occurrence of) the Effective Date (as herein defined), the Existing Credit Agreement is amended as follows (the Existing Credit Agreement as so amended is herein referred to as the "Amended Credit Agreement"):
                           ------------------------


              The preamble of the Existing Credit Agreement is amended by deleting the phrase "the Persons named on the signature pages hereof as Subsidiary Guarantors or from time to time added as parties hereto pursuant to
Section 7.13 (each a "Subsidiary Guarantor" and collectively the "Subsidiary
                      --------------------                        ----------
Guarantors")," which appears on lines 18 through 20 of page 1 of the Existing
----------
Credit.

          (b) The definition of Domestic Obligations in Article I of the Existing Credit Agreement is amended by deleting the words "and each Domestic Subsidiary Guarantor".

          (c) The definition of Domestic Subsidiary Guarantor in Article I of the Existing Credit Agreement is deleted in its entirety.

          (d) The definition of Obligations in Article I of the Existing Credit Agreement is amended by deleting the words "or Subsidiary Guarantor".

          (e) The definition of Subsidiary Guarantor in Article I of the Existing Credit Agreement is deleted in its entirety.

          (f) Section 6.01 of the Existing Credit Agreement is amended by deleting the phrase ", the Subsidiary Guarantors".

          (g) Section 6.02 of the Existing Credit Agreement is amended by deleting the words "and Subsidiary Guarantor", the words "or Subsidiary Guarantor's", and the words "or Subsidiary Guarantor" in each place where they appear in such Section.

          (h) Section 6.03 of the Existing Credit Agreement is amended by deleting the words "or Subsidiary Guarantor".

          (i) Section 6.04 of the Existing Credit Agreement is amended by deleting the words "or Subsidiary Guarantor" and "and Subsidiary Guarantor" in each place where they appear in such Section.

          (j) Section 6.06 of the Existing Credit Agreement is amended by deleting the words "or Subsidiary Guarantor".

          (k) Section 7.13 of the Existing Credit Agreement is amended by deleting the first two sentences thereof, and by deleting the words "In addition" at the beginning of the third sentence thereof.

          (l) Subsection 9.01(j) of the Existing Credit Agreement is amended in its entirety to read as follows:

            (j)   Guarantor Defaults.  The Company fails in any material respect
                  ------------------
          to perform or observe any term contained in Section 11.09; or Section
          11.09 is for any reason partially (including with respect to future advances) or wholly revoked or invalidated, or otherwise ceases to be in full force and effect, or the Company contests in any manner the validity or enforceability thereof or the Company denies that it has any further liability or obligations thereunder; or


          (m) Section 11.01 of the Existing Credit Agreement is amended by deleting the words "or Subsidiary Guarantor" at line 28 of page 100; by deleting the comma before the words "the Borrowers" at line 30 and line 33 of page 100 and inserting the word "and" in lieu thereof; by deleting the words "and the Subsidiary Guarantors" at line 30 and line 33 of page 100; and by deleting subsection 11.01(e) in its entirety.

          (n) Section 11.02 of the Existing Credit Agreement is amended by deleting the words "or Subsidiary Guarantor" and "Subsidiary Guarantor".

          (o) Section 11.06 of the Existing Credit Agreement is amended by deleting the words "or Subsidiary Guarantor".

          (p) Section 11.09 of the Existing Credit Agreement is amended in its entirety to read as follows:


             11.09  Guaranty of the Company.
                    -----------------------


                (a)  Guaranty.  The Company makes the following guarantee:
                     --------

             The Company unconditionally and irrevocably guarantees the full and prompt payment when due, whether at stated maturity, by acceleration or otherwise (including, without limitation, all amounts which would have become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code or other comparable law) of all the Obligations, whether for principal, interest, fees, expenses or otherwise, and including any and all costs and expenses (including reasonable Attorney Costs) incurred by the Agent, any Bank or any Indemnified Person in enforcing any of their respective rights with respect thereto. The foregoing guaranty constitutes a guaranty of payment when due and not merely of collection, and the Company specifically agrees that it shall not be necessary or required for the Agent, any Bank or any Indemnified Person to exercise any right, assert any claim or demand or enforce any remedy whatsoever against any Borrower or any other Person before or as a condition to the obligations of the Company hereunder.

               (b)  Acceleration of Guarantee.  The Company agrees that (i) in
                    -------------------------
     the event of any Insolvency Proceeding affecting any Borrower or (ii) upon notice of acceleration of the Obligations from the Agent pursuant to
     Section 9.02, and if any such event shall occur at a time when any of the Obligations may not then be due and payable, the Company will pay pursuant to subsection (a) of this Section 11.09 to the Agent (on behalf of the Banks) forthwith the full amount which would be payable hereunder by the Company if all the Obligations were then due and payable.

               (c)  Guarantee Absolute.  The guaranty pursuant to this Section
                    ------------------
     11.09 is a continuing, absolute, unconditional and irrevocable guaranty of payment and shall remain in full force and effect until (A) all the Obligations guaranteed by the Company have been indefeasibly paid in full in cash and (B) all related Commitments shall have permanently terminated. The Company guarantees that the Obligations guaranteed by it will be paid strictly in accordance with the terms of this Agreement, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or any of the Banks with respect thereto. The liability of the Company under this Section
     11.09 shall be absolute and unconditional irrespective of:


              (i) any lack of validity, legality or enforceability of this Agreement, the Notes, any other Loan Document or any other agreement or instrument relating to any thereof;

              (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any compromise, renewal, extension, acceleration or release with respect thereto, or any other amendment or waiver of or any consent to departure from this Agreement, the Notes or any other Loan Document;

              (iii) any addition, exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations;

              (iv)  the failure of the Agent or any Bank:

                        (A) to assert any claim or demand or to enforce any right or remedy against any Borrower or any other Person under the provisions of this Agreement, any Note, any other Loan Document or otherwise;

                        (B) to exercise any right or remedy against any other guarantor of, or collateral securing, any of the Obligations; or

                        (C) to disclose to the Company any matter relating to the business, operation or condition of any Borrower or any other matter relating to any of their financial condition or otherwise;

                    (v) any amendment to, rescission, waiver or other modification of, or any consent to departure from, any of the terms of this Agreement, any Note or any other Loan Document;


                    (vi) any defense, set-off or counter-claim which may at any time be available to or be asserted by any Borrower against any other Borrower, the Agent or any Bank;

                    (vii) any reduction, limitation, impairment or termination of the Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Company hereby waives any right to or claim of) any defense or setoff, conterclaim, recoupment or termination whatsoever by reason of the ivalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, the Obligations or otherwise; or

                    (viii) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Company

               (d)  Reinstatement, etc.  The Company agrees that its guaranty
                    ------------------
     hereunder shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations guaranteed by the Company is rescinded or must otherwise be restored by the Agent or any Bank as a result of any Insolvency Proceeding affecting any Borrower or otherwise, all as though such payment had not been made.

               (e)  Waiver of Diligence, etc.  The Company hereby waives
                    ------------------------
     promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations guaranteed by the Company and this guaranty and any requirement that the Agent or any Bank protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Borrower or any other Person.

               (f)  Waiver of Subrogation.  The Company hereby irrevocably
                    ---------------------
     waives any claim or other rights which it may now or hereafter acquire against any Borrower that arises from the existence, payment, performance or enforcement of its obligations under its guaranty hereunder, including any right of subrogation, reimbursement, exoneration or indemnification, any right to participate in any claim or remedy of the Agent or any Bank against any Borrower which the Agent or any Bank now has or hereafter acquires (whether or not such claim, remedy or right arises in equity, or under contract, statute or common law), including the right to take or receive from any Borrower, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to the Company in violation of the preceding sentence and the Obligations guaranteed by the Company shall not have been indefeasibly paid in cash in full and all the related Commitments have not been permanently terminated, such amount shall forthwith be paid to the Agent on behalf of the Banks by the Company, to be credited and applied against such Obligations, whether matured or unmatured, and (except in the case of property of Sola International Holdings Ltd. or property of the Company situated in Australia) until such payment shall be deemed to have been paid to the Company, for the benefit of, and held in trust for, the Banks. The Company acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Agreement and that the waiver set forth in this
     Section is knowingly made in contemplation of such benefits.

               (g)  Intercompany Subordinated Indebtedness.  Each Borrower
                    --------------------------------------
     agrees that the payment of the principal of, or interest on, any Indebtedness or other amounts owing to it by any Borrower (the

     "Intercompany Subordinated Indebtedness") is hereby expressly subordinated,
     ---------------------------------------
     to the extent and in the manner hereinafter set forth, to the prior payment in full in cash of all the Obligations:



                    (i) Upon the maturity of any Obligations, whether at stated maturity, by acceleration or otherwise, such Obligations shall first be paid in full in cash and all the Commitments shall have been permanently terminated before any payment (whether in cash, property, securities or otherwise) is made by any Borrower on account of the Intercompany Subordinated Indebtedness;

                    (ii) If any Default or Event of Default is in existence no Borrower shall, directly or indirectly, make any payment of any Intercompany Subordinated Indebtedness until all the Obligations have been paid in full in cash and all the Commitments have been permanently terminated. Each Borrower hereby agrees that, so long as any such Default or Event of Default exists, it will not sue for, or otherwise take any action to enforce any Borrower's obligations to pay, any amounts owing in respect of any Intercompany Subordinated Indebtedness.


                    (iii) In the event that notwithstanding the provisions of the preceding subsections (i) and (ii), a Borrower shall make any payment on account of any Intercompany Subordinated Indebtedness at a time when payment is not permitted by said subsection (i) or (ii), such payment shall be paid forthwith over and delivered to, the Agent, if paid by the Company, or the Tranche A Revolving Bank, if paid by any other Borrower, for application to the payment in full in cash of all the

          Domestic Obligations and Foreign Obligations, as the case may be and (except in the case of payments by Sola International Holdings Ltd.) shall be held by such Borrower in trust for the benefit of the Agent, if paid by the Company, or the Tranche A Revolving Bank, if paid by any other Borrower; and

                    (iv) In the event any Borrower is subject to any Insolvency Proceeding, any payment or distributions of assets of such Borrower of any kind or character, whether in cash, property or securities to which any Borrower would be entitled except for the provisions of this subsection, shall be paid by the liquidating trustee or agent or other person making such payment or distribution directly to the Agent, with respect to payments or distributions on behalf of the Company, or the Tranche A Revolving Bank, with respect to payments or distributions on behalf of any other Borrower, for application to the payment in full in cash of all the Domestic Obligations and Foreign Obligations, as the case may be.


               The terms of this subsection (g) are continuing, absolute, unconditional and irrevocable, and shall remain in full force and effect notwithstanding the occurrence of any of the events described in subsection
     (c) of this Section.


          (q) Section 11.11 of the Existing Credit Agreement is amended by deleting the words "or Subsidiary Guarantor", "and Subsidiary Guarantors", and "or Foreign Subsidiary Guarantor" in each place where they appear in such Section.

          (r) Section 11.16 and Section 11.17 of the Existing Credit Agreement are each amended by deleting the words "AND SUBSIDIARY GUARANTOR" in each place where they appear in such Section.

          (s) Section 7.14 and Section 11.20 of the Existing Credit Agreement are each deleted in their entirety.

          (t) Exhibit H to the Existing Credit Agreement is amended in its entirety to read as indicated in the form of revised Exhibit H attached hereto.

     2.    Release of Released Subsidiary Guarantor.  The Released Subsidiary
           ----------------------------------------
Guarantor shall, effective on (and subject to the occurrence of) the Effective Date, be released from its obligations under the Existing Credit Agreement and any other Loan Document and shall no longer be a party thereto. In addition, it is hereby confirmed that all Persons that formerly constituted Foreign Subsidiary Guarantors pursuant to the original terms of the Existing Credit Agreement or a Joinder thereto have been previously released from all obligations thereunder.

     3.    Representations and Warranties.  In order to induce the Banks to make
           ------------------------------
the amendments provided for in Section 1, each of the Company and the Tranche A Revolving Borrowers hereby (a) represents and warrants to the Agent and the Banks that (i) each of the representations and warranties contained in the Existing Credit Agreement and in the other Loan Documents is true and correct in all material respects as of the date hereof as if made on the date hereof (except, if any such representation and warranty relates to an earlier date, such representation and warranty shall be true and correct in all material respects as of such earlier date), (ii) both immediately before and immediately after giving effect to the provisions of this Amendment, no Default or Event of Default has occurred and is continuing, and (iii) each of the Company and the Tranche A Revolving Borrowers is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person, and (b) agrees that the incorrectness in any material respect of any representation and warranty contained in this Section 3 shall constitute an immediate Event of Default.


     4.    Effective Date.  This Amendment will become effective as of the date
           --------------
(the "Effective Date") that the Agent has received from the Company, each of the
      --------------
Tranche A Revolving Borrowers and each of the Banks a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Amendment.

     5.    Miscellaneous.
           -------------


          (a) References in this Amendment to any Section are, unless otherwise specified, to such Section of this Amendment.

          (b) This Amendment is a Loan Document executed pursuant to the Amended Credit Agreement, including, without limitation, for purposes of construction as provided in Article I and XI thereof. Except as expressly amended hereby, all of the representations, terms, covenants and conditions contained in the Existing Credit Agreement and each other Loan Document shall remain unamended or otherwise unmodified and in full force and effect. The amendments set forth herein shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Existing Credit Agreement or of any term or provision of any other Loan Document or of any transaction or further or future action on the part of the Company or the Tranche A Revolving Borrowers which would require the consent of any of the Banks under the Existing Credit Agreement, the Amended Credit Agreement or any other Loan Document.

          (c) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank, the Company or a Tranche A Revolving Borrower shall bind such Person, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

          (d) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns.

          (e) The Company and the Tranche A Revolving Borrowers shall execute and deliver, from time to time, in favor of the Agent and the Banks, such documents, agreements, certificates and other instruments as shall be necessary or advisable to effect the purposes of this Amendment.

          (f) The Company and the Tranche A Revolving Borrowers jointly and severally agree to pay all reasonable costs and expenses incurred by the Agent (including the reasonable fees and out-of-pocket expenses of legal counsel of the Agent, including allocated costs of in-house counsel) incurred in connection with the execution and delivery of this Amendment.

          (g) THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH PERSON A PARTY HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING UNDER OR IN CONNECTION WITH THIS AMENDMENT OR ANY AGREEMENT OR DOCUMENT ENTERED INTO IN CONNECTION HEREWITH. THIS AMENDMENT CONSTITUTES THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT, WRITTEN OR ORAL, WITH RESPECT HERETO.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.


                       BORROWERS:
                       ------------------------------------------------------

                       SOLA INTERNATIONAL INC.


                       By: /s/ James Gould
                          ---------------------------------------------------
                       Name:  James Gould
                       Title: Attorney in Fact

                       SOLA IFSC
                       SOLA INTERNATIONAL HOLDINGS LTD.
                       (ACN007719708)
                       SOLA OPTICAL HOLDINGS (U.K.) LIMITED
                       SOLA OPTICAL S.A.
                       SOLA OPTICAL GMBH
                       SOLA HONG KONG LIMITED
                       SOLA ADC LENSES LIMITED
                       SOLA OPTICAL ITALIA S.P.A.
                       SOLA OPTICAL JAPAN LIMITED
                       SOLA OPTICAL SINGAPORE PTE. LTD.
                       AMERICAN OPTICAL COMPANY
                       INTERNATIONAL AG


                       By: /s/ James Gould
                          -----------------------------------------------------
                       Name:  James Gould
                       Title: Attorney in Fact

                       BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                       ASSOCIATION, as Agent


                       By: /s/ Christine Cordi
                          -----------------------------------------------------
                       Name:    Christine Cordi
                       Title:   Vice President


                       BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                       ASSOCIATION, as Issuing Bank and as a Bank


                       By: /s/ James P. Johnson
                          -----------------------------------------------------
                       Name:  James P. Johnson
                       Title: Managing Director


                       THE BANK OF NOVA SCOTIA, as Co-Agent and as a Bank


                       By: /s/ Chris Osborn
                          -----------------------------------------------------
                       Name:  Chris Osborn
                       Title: Relationship Manager

                       BANKBOSTON N.A., as Co-Agent and as a Bank


                       By: /s/ Robert W. MacElhiney
                          -----------------------------------------------------
                       Name:  Robert W. MacElhiney
                       Title: Vice President

                       NATIONSBANK OF TEXAS N.A., as Co-Agent and as a Bank


                       By: /s/ Michelle L. Hilse
                          -----------------------------------------------------
                       Name:  Michelle L. Hilse
                       Title: Vice President

                       LASALLE NATIONAL BANK


                       By: /s/ Susan M. Kaminski
                          -----------------------------------------------------
                       Name:  Susan M. Kamanski
                       Title: VP

                       SOCIETE GENERALE


                       By: /s/ Maureen E. Kelly
                          -----------------------------------------------------
                       Name:  Maureen E. Kelly
                       Title: Vice President

                       BANQUE PARIBAS


                       By: /s/ John J. McCormick, III
                          -----------------------------------------------------
                       Name:  John J. McCormick, III
                       Title: Vice President

                       By: /s/ Duane Helkowski
                          -----------------------------------------------------
                       Name:  Duane Helkowski
                       Title: Vice President

                       COMMERZBANK AKTIENGESELLSCHAFT,
                       Los Angeles Branch


                       By: /s/ Christian Jagenberg
                          -----------------------------------------------------
                       Name:  Christian Jagenberg
                       Title: SVP and Manager

                       By: /s/ John Korthius
                          -----------------------------------------------------
                       Name:  John Korthius
                       Title: Vice President

                       WELLS FARGO BANK,
                       NATIONAL ASSOCIATION


                       By: /s/ Alex T. McCombs
                          -----------------------------------------------------
                       Name:  Alex T. McCombs
                       Title: VP

                       BANQUE NATIONALE DE PARIS


                       By: /s/ Katherine Wolfe
                          -----------------------------------------------------
                       Name:  Katherine Wolfe
                       Title: Vice President


                       By: /s/ Colleen S. Breit
                          -----------------------------------------------------
                       Name:  Colleen S. Breit
                       Title: Assistant Vice President



                       THE DAI-ICHI KANGYO BANK, LIMITED,
                       SAN FRANCISCO AGENCY


                       By: /s/ Takuo Yoshida
                          -----------------------------------------------------
                       Name:  Takuo Yoshida
                       Title: General Manager & Agent